MabVax therapeutics

Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

Corporate Presentation
August 2017

NASDAQ: MBVX

www.mabvax.com

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

Table of Contents

Company Overview

Fully-Human Antibody Discovery Platform	MabVax is an antibody discovery and development company with products that were discovered from the immune response of cancer patients
Clinical Stage Development Company	Three active Phase 1 clinical trials targeting CA19-9 positive malignancies
Clinical Pathway Established	Lead program, MVT-1075 Radioimmunotherapy (RIT) is informed by clinical experience from 50 patients in two completed Phase 1a clinical trials
Key Collaborations	Memorial Sloan Kettering, Rockefeller University, Sarah Cannon, Honor Health and Imaging Endpoints, Vanderbilt University

Management Team

J. David Hansen
President, CEO and Chairman

Gregory P. Hanson, CMA, MBA
Chief Financial Officer

Philip O. Livingston, M.D.
Chief Scientific Officer

Paul W. Maffuid, Ph.D.
EVP, Research and Development

Paul F. Resnick, M.D.
VP and Chief Business Officer

Wolfgang Scholz, Ph.D.
VP, Antibody Discovery

Board of Directors

J. David Hansen
President, CEO and Chairman of MabVax

Philip O. Livingston, M.D.
Chief Scientific Officer of MabVax

Jeffrey F. Eisenberg
Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

Paul V. Maier
Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals

Thomas C. Varvaro
CFO of ChromaDex, Fast Heat, Leaf Bakery

Kenneth M. Cohen
Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics

Human Antibody (HuMab) Discovery Platform

Proprietary Approach to the Discovery and Development of Novel Fully Human Antibody Therapy and Diagnostic Agents

Focused Discovery



Vaccinated Cancer Patients

Screening



Identify Optimal Antibody from Multiple Responders

Optimized Therapy



Fully human antibody minimizes immunogenicity. Binding sequence reflects the patient's immune system response to the target antigen

Scientific Rationale

- Sialyl Lewis^A (sLe^a), the HuMab-5B1 target, is expressed in over 90% of pancreatic and a large percentage of GI and lung cancers



Sialyl Lewis^a



- sLe^a is also the epitope on the serum tumor marker CA19-9
- CA19-9 is considered a valuable adjunct in the diagnosis, prognosis and monitoring of treatment of pancreatic cancer

- sLe^a is densely expressed in millions of copy numbers on target tumors


A
B
C
D
E
F

A. Pancreatic; B. Colon; C. Lung; D. Bladder; E. Ovarian; F. Breast

CA19-9 detection in patients [1]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

1: Passerini, R. *et al*, *J Clin Pathol* 2012:138 (2): 281-7

- HuMab-5B1 is internalized and accumulates into target cancer cells
- HuMab-5B1 is specific only to the sLe^a target
- Confirmed by the Consortium for Functional Glycomics glycan array with sub-nanomolar affinity

[1]Consortium for Functional Glycomics



Radioimmunotherapy (RIT) is Lead Clinical Program

Antibody-Based Therapeutic Agent to Treat Very Difficult Cancers Such as Pancreatic, Small Cell Lung and Colon

Established Safety, PK and Responder Subset



Therapeutic Antibody (MVT-5873)

Established safety, specificity, accumulation on tumor, and dose strategy for RIT



Immuno-PET Imaging (MVT-2163)



Radioimmunotherapy (MVT-1075)

- Target significantly over expressed on cancers
- Antibody has high degree of specificity for tumors
- Antibody readily accumulates on cancers
- Beta-emitting radionuclide with 6.7 day half-life
- Localized tumor cell killing

Pipeline


Program
Discovery
Lead Op
Pre-IND
Phase 1
Phase 2
Sialyl Lewisª for Pancreatic Cancer and CA19-9 malignancies including Lung and GI Cancers
Radioimmunotherapy (MVT-1075)
Therapeutic (MVT-5873): Monotherapy
Therapeutic (MVT-5873): + Chemo
ImmunoPET Imaging (MVT-2163)
Tn for Breast and Ovarian Cancer
HuMab-Tn
CAR-T Programs - Utilize MabVax's Binding Domains
CAR-T-Sialyl Lewisª
CAR-T-GD2

Safety and Efficacy

Single Agent Safety Established in Phase 1a Study

- Single-agent was generally well tolerated
- Dose-limiting toxicities consisting of transient elevations in ALT, AST and bilirubin that typically resolved within a week
- Infusion reactions were mitigated with pre-medication and extended infusion times
- The MTD was established at 1 mg/kg

Dose Limiting Toxicities

Cohort (n)	Individual Patient Events (Cycle 1)				Treatment Disposition	
	Day	Toxicity	CTCAE Grade	Duration (days)	Adjustment	Total Cycles
A1 (6)	none					
A4 (6)	none					
A2 (3)	3	↑ Bilirubin	3	12	↓ dose	4
	3	↑ ALT	3	2	↓ dose	5
A5 (6)	8	↑ Bilirubin	3	7	↓ dose	1.5
	3	↑ ALT,↑ AST	3, 3	3,3	↓ dose	1.25*
A6 (6)	5	↑ ALT,↑ AST	3, 3	3, 3	↓ dose (x2)	1.25
	3	↑ AST	3	6	↓ dose	1.5
A7 (5)	3	↑ ALT,↑ AST	3, 3	5,5	d/c	0.25#
	29	↑ ALT,↑ AST	3, 3	2,2	↓ dose	3.25*
	3	↑ ALT,↑ AST	3, 4	3,5	↓ dose	3*

*Continued on treatment; #discontinued (d/c) after 1st dose, resolution to grade 2 by day 5

- A1 (1mg/kg) dosed every second week
- A4 (1mg/kg) dosed every week

- Clears use in combination with RIT and PET agents

Published in 2017 ASCO Annual Meeting Proceedings, J Clin Oncol 35, 2017 (suppl; abstr 4110)

Inclusion Criteria Established for Future Clinical Trials

- Phase 1a identified "responder subset" with at least 50% reduction in CA19-9 levels after single agent treatment. The "responder subset":
  - Are patients at screening that had CA19-9 levels < 2500 U/mL
  - Stayed on treatment 4 months versus 1 month, on average
  - Had an ~8-fold higher PK exposure (AUC)
- For future HuMab-5B1 trials we conservatively established CA19-9 <2000 U/mL as a patient entry criteria



Change from pretreatment (Day 1) CA19-9 level
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Baseline CA19-9
< 2500 U/mL
≥ 2500 U/mL
>50% CA19-9 Reduction
Tumor Type
Pancreatic
Cycles of therapy administered
0
1
2
3
4
5
6
7
8
9
10
Individual subject
Key
Complete response
On tx
DLT/dose adjust
DLT/off tx
PD
Other/off tx

Scientific and Medical Rationale for Imaging and RIT Dosing Strategy

- Antibodies are processed in the liver and spleen which play a central role in antibody clearance
- Administration of cold antibody first saturates clearance mechanisms and reduces accumulation in liver and spleen
- Cold-Hot dosing strategies are commonly used in clinical and commercial products
- Immuno-PET and RIT programs with antibody targeting that utilize a Cold-Hot dosing strategy include Betalutin®, ^{89}Zr and ^{177}Lu J-591, ^{89}Zr-Trastuzumab

Cold-Hot Dosing Strategy Reduces Liver and Spleen Accumulation

Data Support Using the Cold-Hot Dosing Strategy for RIT Program

SUV defined as mathematically derived ratio of tissue radioactivity concentration at a point in time


SUV mean liver (Day 7)
25
20
15
10
5
0
0
17
47
Cold pre-dose (mg)

MIP images of two patients illustrating decreased liver SUV after cold pre-dose at day 7


20.00
0.00
20.00
0.00
Hot (3mg)
Cold (47mg) + Hot (3mg)

SUV of normal liver decreased with increasing cold mass administered

Toxicities were limited to infusion reactions that resolved on the day of the injection, with some requiring routine medication

Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

HuMab-5B1 Specifically Targets CA19-9 Positive Tumor Lesions

Focal radiotracer uptake above background was observed in primary tumors and metastases from day 2 and continuously increased through day 7





40
30
20
10
0
Average SUV Max
day 1
day2
day 3
day 7
Time Post Injection

- Day 7 tumor SUV_{max} were as high as 101 g/mL
  - FDG PET SUV_{max} values ~10 g/mL
- High focal uptake was frequently seen in chest/abdominal/pelvic nodes.
- In several instances, CT did not indicate any corresponding abnormality

"This is amongst the highest lesion uptake we have ever seen for a radio labeled antibody"- MSKCC Investigator

*Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

Clinical Development Plan of Lead Asset MVT-1075 (RIT)

RIT (MVT-1075) Phase 1a Clinical Trial

One Cycle of Treatment

Day 1
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 15
- MVT-5873 Cold Dose
- ~4 hours wait
- MVT-1075 Hot Dose

Day 57
- Tumor Imaging and RECIST 1.1 Assessment

Safety monitoring visits throughout and dosimetry completed day 8

First-In-Human Phase 1

- First patient dosed June 2017 with no DLTs
- Nonrandomized, open-label, dose-escalation (3+3 design) cohort expansion study of MVT-5873 / MVT -1075 in patients
- Previously treated CA19-9+ PDAC or other CA19-9+ malignancies

Additional cycles if safe and patient benefit

- ✓ Laboratory criteria within entry parameters
- ✓ No Progressive disease
- ✓ No drug related toxicity
- ✓ Radiation exposure limits to specific organs have not been exceeded

RIT (MVT-1075) Phase 1 Trial 2017

- First-in-Human dose June 2017
- Two clinical sites will aid enrollment:
  - Honor Health (initiated) and MSKCC (planned Q3)
- Enroll ~3 patients in 2017
- Establish MTD in 2018 (estimate 12 patients)

- **Primary Objectives**
  - Determine the MTD and safety profile of MVT-5873 / MVT-1075
- **Secondary Objectives:**
  - Evaluate tumor response rate (RECIST 1.1) and duration of response
  - Determine the dosimetry and pharmacokinetics of MVT-1075
- **Additional details at ClinicalTrials.gov: NCT03118349**

Q1 2017	Q2 2017	Q3 2017	Q1 2018
✓ FDA Authorization to Proceed	✓ First Clinical Site Initiated ✓ First in Human Dose	• Expected Second Clinical Site	• Interim Data Analysis (Cohort 1) – Early Safety and RESIST Assessment

Milestones and News Flow

Program	1H 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018
Clinical					
Radioimmunotherapy	✓ Preclin @ AACR ✓ Phase 1 FIH Dose		*Interim Safety & Efficacy*	*File Orphan Drug Designation*	*Phase 1a Interim AACR or ASCO*
Single Agent	✓ Phase 1a @ ASCO				
Chemo Combination		Complete 2nd Cohort			
PET Imaging Agent	✓ Phase 1a @ SNMMI		*Initiate Phase 1b*		
Pre-Clinical					
HuMab-5B1 Fc Optimized				*Select Lead Candidate*	*Initiate IND Enabling*
HuMab Programs	✓ Vanderbilt Research Agreement	✓ WMIC 4 Posters		✓ PepTalk Podium *Select Tn Lead Candidate*	
CAR-T	✓ MSKCC Research Agreement				*Select Lead Candidate*

Italics are planned, all others scheduled or completed

Corporate Development Update

Recent Events and Strategy for Moving Ahead

- Company has engaged credible global advisory bank to assist company in evaluating strategic options to unlock shareholder value
  - Assist in evaluating transaction options
  - Engaged in discussions with multiple large pharma companies
  - Bring additional opportunities to company
- Closed on $1.3M bridge financing
- Follow-on public offering planned for late September/early October
  - Planned reverse stock split
  - Lead order for financing already in hand
  - Meet Nasdaq listing requirements and obtain sufficient capital to reach strategic transaction objectives

Financial Snapshot

NASDAQ	MBVX
Share Price*	$0.51
Market Cap*	$5.4M
3M Avg. Daily Volume*	243K
Common Stock Outstanding/Public Float	10.6M/10.2M
Preferred Stock (Common Equivalents)	13.7M
Cash as of June 30, 2017	$1.8M
PIPE & Registered Direct, net, Aug 2017	$1.3M

* Data as of August 22, 2017

Key clinical asset has IP protection

- US patent for HuMab-5B1 issued October of 2016
- Expires 2034
- Corresponding foreign equivalent patents filed

Summary

- Radioimmunotherapy (MVT-1075) program guided by recent clinical experience
  - 50 patients in three active clinical investigations with the HuMab-5B1 Antibody
  - Data from completion of two Phase 1 studies accelerates RIT program
  - First patient dosed in June
  - Early readout of RIT clinical data by end of year
- Significant unmet medical need in cancers with poor prognosis
- Large addressable market for CA19-9 positive malignancies
  - Includes pancreatic, lung and colon cancers
- Robust IP portfolio
- Proven Management Team, Board of Directors and a world-class scientific team
- Formal strategy and process in place to maximize shareholder value

MabVax therapeutics

Developing Unique Human Monoclonal Antibody-Based Products for Difficult to Treat Cancers

NASDAQ: MBVX

www.mabvax.com

Back up slides

Value Indicators Suggest Potential for Significant Upside

Radioimmunotherapy

ALGETA → BAYER

- Xofigo, radiotherapeutic alpha particle emitting product for castration-resistant prostate cancer
- Acquired in 2013 for $2.9B

NORDIC NANOVECTOR

- Betalutin for hematologic cancers in Phase 1/2
- Dosed 35 patients to date with encouraging results
- Market cap of $548M

MVT-2163 Tumor Uptake Increases Over Time

Continuous uptake of MVT-2163 by primary tumor and metastases
MVT-5873 blocking dose does not interfere with MVT-2163 lesion uptake



0 mg + 3 mg
17 mg + 3 mg
47 mg + 3 mg
Average SUV Max
time post injection (days)
0
2
4
6
8
10
20
30



Tumor / Blood Ratio (Day 7)
0
5
10
15
20
0 mg + 3 mg
17 mg + 3 mg
47 mg + 3 mg
Dose of MVT-5873 + MVT-2163 (mg)

*Published in 2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:385

Biodistribution Data Further Demonstrate Effectiveness of MVT-5873 Administration to reduce Non-Tumor SUV

MVT-5873 pre-dose with 2 to 4 h delay to MVT-2163 administration reduces liver and spleen accumulation


Absorbed Dose (mGy/MBq)
0
1
2
3
4
5
Adrenals
Brain
Gallbladder Wall
LLI Wall
Small Intestine
Stomach Wall
ULI Wall
Heart Wall
Kidneys
Liver
Lungs
Muscle
Pancreas
Red Marrow
Osteogenic Cells
Skin
Spleen
Total Body


Absorbed Dose (mGy/MBq)
0
1
2
3
4
5
Adrenals
Brain
Gallbladder Wall
LLI Wall
Small Intestine
Stomach Wall
ULI Wall
Heart Wall
Kidneys
Liver
Lungs
Muscle
Pancreas
Red Marrow
Osteogenic Cells
Skin
Spleen
Total Body

Published in *2017 SNMMI Annual Meeting Proceedings, J Nucl Med 2017 58:837*

Preclinical Studies Demonstrate Substantial Tumor Growth Suppression and Tumor Regression

Preferential Tumor Targeting with Minimal Distribution to Non-Tumor Tissues



177Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75μCi
150μC
300μCi
450μCi
Normalized Tumor Volume
Time (days)
0
5
10
15
20
40
60
* - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone
0
20
40
60
80
100
110
120
130

Orthotopic PDAC Model Demonstrates Tumor Regression


Pre-treatment
RIT
Post-treatment

Collaboration with Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center,
Vice Chairman & Chief Attending, Department of Radiology

HuMab Represents Potential for New Treatment in Multiple Cancers

Cancer Type	New Cases Per Year[2]	Deaths Per Year[2]	5 Year Survival[2]	Market Opportunity
Pancreatic	53,070	41,780	7.7%	World wide market has grown by $1B in last 5 years from $529M to $1.63B. Projected to continue to grow based on high unmeet need and new product entries.[1]
Colon & Rectum	134,490	49,119	65%	World wide market expected to grow by $3B in current 10 year period from $5.02B in 2013 to $8.1B in 2023. Projected to continue to grow based on high unmeet need and new product entries.[1]
Small Cell Lung Cancer	30,143	20,100	14%	World wide market has grown by $2B in current 10 year period from $198M in 2014 to $2.3B in 2024. Projected to continue to grow based on high unmeet need and new product entries.[1]
Stomach	26,370	10,730	31%	Reliable third-party projections not available. Expected to grow based on high unmeet need and new product entries.

1: Global Data Disease Reports; 2: National Cancer Institute SEER database

Robust Intellectual Property

- **14 issued patents and 3 pending applications in the U.S.**
  - 13 issued US patents and 1 pending US application covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 1 issued US patent and 2 pending US applications covering monoclonal antibodies

- **8 international patents and 19 pending international applications**
  - 8 granted foreign patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 19 pending foreign applications covering monoclonal antibodies